                                                              Exhibit 23(a)(i)

             FOURTEENTH AMENDED AND RESTATED DECLARATION OF TRUST

                                      OF

                      OPPENHEIMER VARIABLE ACCOUNT FUNDS

      This  FOURTEENTH  AMENDED AND RESTATED  DECLARATION OF TRUST, is made as of the 1st day of May,  2003,  by and among  the  individuals  executing  this
Fourteenth Restated Declaration of Trust as the Trustees.

      WHEREAS,  (i) by  Declaration  of  Trust  dated  August  28,  1984,  the
Trustees  established a Trust initially named Oppenheimer Variable Life Funds, a trust  fund under the laws of the  Commonwealth  of  Massachusetts,  for the investment and reinvestment of funds  contributed  thereto,  (ii) by the First
Restated  Declaration of Trust dated March 11, 1986, the Trustees  amended and restated said  Declaration of Trust to create two new Series of Shares,  (iii)
by the  Second  Restated  Declaration  of Trust  dated  August 15,  1986,  the
Trustees  further amended and restated said Declaration of Trust to change the
Trust's name to Oppenheimer  Variable  Account Funds and to make certain other changes,  (iv) by the Third  Restated  Declaration  of Trust dated October 21,
1986, the Trustees  amended and restated said Declaration of Trust to create a new Series of Shares,  (v) by the Fourth  Restated  Declaration of Trust dated
June 4, 1990, the Trustees  amended and restated said  Declaration of Trust to create a new  Series of  Shares,  (vi) by the Fifth  Restated  Declaration  of
Trust  dated  February  25,  1993,  the  Trustees  amended and  restated  said
Declaration  of Trust to  create a new  Series of  Shares,  (vii) by the Sixth
Restated  Declaration of Trust dated  February 28, 1995, the Trustees  amended and  restated  said  Declaration  of Trust to create a new  Series of  Shares,
(viii) by the Seventh  Restated  Declaration of Trust dated December 16, 1997, the Trustees  amended and restated said Declaration of Trust to create two new
Series of Shares,  (ix) by the Eighth Restated  Declaration of Trust dated May
1, 1998,  the  Trustees  amended and  restated  said  Declaration  of Trust to create a new class of Shares  for each  Series  and to change the names of two
Series, (x) by the Ninth Restated  Declaration of Trust dated May 1, 1999, the
Trustees  amended and restated such  Declaration  of Trust to change the names of all ten series,  (xi) by the Tenth Restated  Declaration of Trust dated May
1, 2000,  the  Trustees  amended and  restated  such  Declaration  of Trust to change the name of the Class  previously  designated  as "Class 2" to "Service
Shares",  (xii) by the Eleventh Restated  Declaration of Trust dated September
20, 2000,  such  Declaration  of Trust was amended and restated to incorporate changes  approved at the  Shareholder  meeting held  September  20, 2000,  and
(xiii) by the Twelfth  Amended and Restated  Declaration of Trust dated May 1,
2001,  the  Trustees  changed  the  name  of  one  series,  and  (xiv)  by the
Thirteenth  Amended and Restated  Declaration  of Trust dated August 27, 2002, the Trustees  amended and restated such  Declaration  of Trust to create a new
Series  and to change the  registered  agent for  service  of process  and the address of the Trust;

     WHEREAS, the Trustees desire to further amend such Declaration of Trust, as amended and restated; to create a new class of shares for the Oppenheimer Global
Securities Fund/VA Series and to change the name of the Series "Oppenheimer Main
Street Growth &  Income Fund/VA" to "Oppenheimer  Main Street  Fund/VA;" and
pursuant to part 12 of ARTICLE NINTH, the Trustees have revised and restated the first  paragraph of part 3 of ARTICLE  FOURTH to clarify its  provisions  and to correct certain minor errors therein without changing the substance of said part
3 except for the establishment and designation of said new Class of Shares.

      NOW,  THEREFORE,  the Trustees  declare that all money and property held or  delivered  to the Trust  shall be held and managed  under this  Fourteenth
Amended and Restated Declaration of Trust IN TRUST as herein set forth below.

      ARTICLE FIRST - NAME
      -------------   ----

      This Trust shall be known as OPPENHEIMER  VARIABLE  ACCOUNT  FUNDS.  The address  of  Oppenheimer  Variable  Account  Funds is 6803 South  Tucson  Way,
Centennial,  Colorado 80112. The Registered Agent of Service for Process is CT
Corporation System, 101 Federal Street, Boston, MA 02110.

      ARTICLE SECOND - DEFINITIONS
      --------------   -----------

      Whenever  used  herein,  unless  otherwise  required  by the  context or specifically provided:

      1.    All terms used in this  Declaration  of Trust that are  defined in the 1940 Act  (defined  below)  shall have the  meanings  given to them in the
1940 Act.

      2.    "1940 Act"  refers to the  Investment  Company Act of 1940 and the
Rules and Regulations of the Commission  thereunder,  all as amended from time to time.

      3.    "Board" or "Board of Trustees" or the  "Trustees"  means the Board of Trustees of the Trust.

4. "By-Laws" means the By-Laws of the Trust as amended from time to time.

5.  "Class"  means a class of a series of shares  of the Trust  established  and designated under or in accordance with the provisions of Article FOURTH.

6. "Commission" means the Securities and Exchange Commission.

7.  "Declaration  of  Trust"  shall  mean  this  Twelfth  Amended  and  Restated
Declaration of Trust as it may be amended or restated from time to time.

8.    "Majority Vote of  Shareholders"  shall mean, with respect to any matter on which the Shares of the Trust or of a Series or Class thereof,  as the case may be,  may be  voted,  the "vote of a  majority  of the  outstanding  voting securities"  (as defined in the 1940 Act or the rules and  regulations  of the
Commission  thereunder) of the Trust or such Series or Class,  as the case may
be.

9. "Net asset value" means, with respect to any Share of any Series,  (i) in the case of a Share of a Series  whose  Shares are not  divided  into  Classes,  the quotient  obtained by dividing the value of the net assets of that Series (being the value of the assets belonging to that Series less the liabilities  belonging to that  Series) by the total number of Shares of that Series  outstanding,  and
(ii) in the case of a Share of a Class of Shares of a Series  whose  Shares  are divided into  Classes,  the  quotient  obtained by dividing the value of the net assets of that  Series  allocable  to such Class  (being the value of the assets belonging to that Series allocable to such Class less the liabilities  belonging to such  Class) by the total  number of Shares of such  Class  outstanding;  all determined  in accordance  with the methods and  procedures,  including  without limitation those with respect to rounding, established by the Trustees from time to time.

10. "Series" refers to series of shares of the Trust  established and designated under or in accordance with the provisions of Article FOURTH.

11. "Shareholder" means a record owner of Shares of the Trust.

12.  "Shares"  refers  to the  transferable  units of  interest  into  which the beneficial  interest  in the  Trust or any  Series or Class of the Trust (as the
context may require)  shall be divided from time to time and includes  fractions of Shares as well as whole Shares.

13.  "Trust"  refers  to  the  Massachusetts  business  trust  created  by  this
Declaration of Trust, as amended or restated from time to time.

14. "Trustees"  refers to the individual  trustees in their capacity as trustees hereunder of the Trust and their  successor or successors  for the time being in office as such trustees.

      ARTICLE THIRD - PURPOSE OF TRUST
      -------------   ----------------

      The purpose or purposes  for which the Trust is formed and the  business or objects to be transacted, carried on and promoted by it are as follows:

      1.    To  hold,   invest  or  reinvest  its  funds,  and  in  connection
therewith  to hold  part or all of its  funds  in  cash,  and to  purchase  or otherwise  acquire,  hold for  investment or otherwise,  sell,  lend,  pledge, mortgage,  write options on, lease, sell short, assign,  negotiate,  transfer, exchange  or  otherwise  dispose  of or  turn  to  account  or  realize  upon,
securities   (which  term   "securities"   shall  for  the  purposes  of  this
Declaration of Trust,  without limitation of the generality thereof, be deemed to include any stocks,  shares, bonds,  financial futures contracts,  indexes, debentures,  notes,  mortgages  or other  obligations,  and any  certificates, receipts,  warrants  or other  instruments  representing  rights  to  receive, purchase or subscribe for the same, or  evidencing or  representing  any other rights or interests  therein,  or in any property or assets) created or issued by any issuer (which term "issuer" shall for the purposes of this  Declaration of Trust,  without limitation of the generality  thereof, be deemed to include any persons, firms, associations,  corporations,  syndicates, business trusts, partnerships, investment companies, combinations,  organizations, governments, or  subdivisions  thereof)  and in  financial  instruments  (whether  they are considered as securities or commodities);  and to exercise, as owner or holder of any securities or financial instruments,  all rights, powers and privileges in  respect  thereof;  and  to  do  any  and  all  acts  and  things  for  the preservation,  protection,  improvement and enhancement in value of any or all such securities or financial instruments.

      2.    To borrow money and pledge  assets in  connection  with any of the objects or  purposes  of the Trust,  and to issue  notes or other  obligations evidencing  such  borrowings,  to the extent  permitted by the 1940 Act and by the Trust's fundamental investment policies under the 1940 Act.

      3.    To issue  and sell its  Shares  in such  Series  and  Classes  and amounts  and on such  terms and  conditions,  for such  purposes  and for such amount  or  kind  of  consideration  (including  without  limitation  thereto, securities)  now or  hereafter  permitted by the laws of the  Commonwealth  of
Massachusetts and by this Declaration of Trust, as the Trustees may determine.

      4.    To purchase  or  otherwise  acquire,  hold,  dispose  of,  resell, transfer,  reissue,  redeem or cancel its Shares, or to classify or reclassify any unissued  Shares or any Shares  previously  issued and  reacquired  of any
Series  or Class  into  one or more  Series  or  Classes  that  may have  been established  and designated from time to time, all without the vote or consent of the  Shareholders  of the  Trust,  in any  manner  and to the extent now or hereafter permitted by this Declaration of Trust.

      5.    To  conduct  its  business  in all  its  branches  at one or  more offices in New York, Colorado and elsewhere in any part of the world,  without restriction or limit as to extent.

      6.    To carry out all or any of the  foregoing  objects and purposes as principal  or agent,  and alone or with  associates  or to the  extent  now or hereafter  permitted by the laws of  Massachusetts,  as a member of, or as the owner or  holder  of any  securities  or  other  instruments  of,  or share of interest  in, any issuer,  and in  connection  therewith or make or enter into such deeds or  contracts  with any  issuers and to do such acts and things and to exercise such powers,  as a natural person could lawfully make, enter into, do or exercise.

      7.    To do any and all such  further  acts and things  and to  exercise any and all such further  powers as may be  necessary,  incidental,  relative, conducive,  appropriate or desirable for the  accomplishment,  carrying out or attainment of all or any of the foregoing purposes or objects.

         The  foregoing  objects  and  purposes  shall,  except  as  otherwise expressly  provided,  be in no way limited or  restricted  by reference to, or inference  from, the terms of any other clause of this or any other Article of this  Declaration  of Trust,  and shall each be  regarded as  independent  and construed as powers as well as objects and purposes,  and the  enumeration  of specific  purposes,  objects  and powers  shall not be  construed  to limit or restrict in any manner the meaning of general  terms or the general  powers of the  Trust  now or  hereafter  conferred  by the laws of the  Commonwealth  of
Massachusetts  nor shall  the  expression  of one  thing be deemed to  exclude another,  though it be of a  similar  or  dissimilar  nature,  not  expressed;
provided,  however,  that  the  Trust  shall  not  carry on any  business,  or exercise any powers,  in any state,  territory,  district or country except to the extent  that the same may  lawfully be carried on or  exercised  under the laws thereof.

      ARTICLE FOURTH - SHARES
      --------------   ------

      1. The  beneficial  interest in the Trust shall be divided  into Shares, all with $.001 par value per share,  but the Trustees shall have the authority from time to time, without obtaining  shareholder  approval,  to create one or more Series of Shares in addition to the Series  specifically  established and designated in part 3 of this Article  FOURTH,  and to divide the shares of any
Series into two or more  Classes  pursuant to part 2 of this  Article  FOURTH, all as they deem  necessary or  desirable,  to establish  and  designate  such
Series  and  Classes,  and  to fix  and  determine  the  relative  rights  and preferences  as between the different  Series of Shares or Classes as to right of redemption and the price,  terms and manner of redemption,  liabilities and expenses to be borne by any Series or Class,  special and  relative  rights as to dividends and other  distributions and on liquidation,  sinking or purchase fund provisions, conversion on liquidation,  conversion rights, and conditions under which the several Series or Classes shall have individual  voting rights or no voting  rights.  Except as  established  by the Trustees with respect to such Series or Classes,  pursuant to the  provisions  of this Article  FOURTH, and except as otherwise  provided  herein,  all Shares of the different Series and Classes of a Series, if any, shall be identical.

            (a)   The number of authorized  Shares and the number of Shares of each  Series and each Class of a Series that may be issued is  unlimited,  and the  Trustees  may issue  Shares of any Series or Class of any Series for such
consideration   and  on  such  terms  as  they  may   determine   (or  for  no
consideration if pursuant to a Share dividend or split-up),  or may reduce the number of issued  Shares of a Series or Class in  proportion  to the  relative net asset value of the Shares of such Series or Class,  all without  action or approval  of the  Shareholders.  All  Shares  when  so  issued  on  the  terms determined  by the  Trustees  shall be  fully  paid  and  non-assessable.  The
Trustees  may  classify  or  reclassify  any  unissued  Shares  or any  Shares previously  issued and  reacquired  of any Series  into one or more  Series or
Classes of Series that may be established  and  designated  from time to time.
The Trustees may hold as treasury  Shares (of the same or some other  Series), reissue for such  consideration  and on such terms as they may  determine,  or cancel,  at their  discretion from time to time, any Shares  reacquired by the
Trust.

            (b)   The  establishment  and  designation  of any  Series  or any
Class of any Series in addition to that  established  and designated in part 3 of this Article  FOURTH shall be effective  upon either (i) the execution by a majority of the Trustees of an  instrument  setting  forth such  establishment and  designation  and the relative  rights and  preferences  of such Series or such  Class  of  such  Series,  whether  directly  in  such  instrument  or by reference to, or approval of,  another  document that sets forth such relative rights and  preferences  of the  Series or any Class of any Series  including, without  limitation,  any registration  statement of the Trust,  (ii) upon the execution of an instrument  in writing by an officer of the Trust  pursuant to the vote of a majority  of the  Trustees,  or (iii) as  otherwise  provided in either such  instrument.  At any time that there are no Shares  outstanding of any particular  Series or Class  previously  established and  designated,  the
Trustees may by an instrument  executed by a majority of their number or by an officer of the Trust pursuant to a vote of a majority of the Trustees  abolish that  Series or Class and the  establishment  and  designation  thereof.  Each instrument  referred  to in  this  paragraph  shall  be an  amendment  to this
Declaration  of Trust,  and the Trustees may make any such  amendment  without shareholder approval.

            (c)   Any  Trustee,  officer or other agent of the Trust,  and any organization  in which any such person is  interested  may acquire,  own, hold and  dispose  of Shares of any  Series or Class of any  Series of the Trust to
the same extent as if such  person were not a Trustee,  officer or other agent of the Trust;  and the Trust may issue and sell or cause to be issued and sold and may  purchase  Shares of any  Series or Class of any Series to or from any such person or any such organization  subject only to the general limitations, restrictions or other provisions  applicable to the sale or purchase of Shares of such Series or Class generally.

     2. (a) Classes.  The Trustees shall have the exclusive  authority from time to time,  without obtaining  shareholder  approval,  to divide the Shares of any
Series into two or more  Classes as they deem  necessary  or  desirable,  and to establish and  designate  such  Classes.  In such event,  each Class of a Series shall  represent  interests in the designated  Series of the Trust and have such voting,  dividend,  liquidation  and  other  rights  as may be  established  and designated  by the  Trustees.  Expenses  and  liabilities  related  directly  or indirectly  to the  Shares  of a Class of a Series  may be borne  solely by such
Class (as shall be determined by the Trustees)  and, as provided in this Article
FOURTH. The bearing of expenses and liabilities solely by a Class of Shares of a
Series  shall  be  appropriately  reflected  (in the  manner  determined  by the
Trustees) in the net asset value,  dividend and liquidation rights of the Shares of such Class of a Series.  The  division of the Shares of a Series into Classes and the terms and  conditions  pursuant  to which the Shares of the Classes of a
Series will be issued must be made in compliance  with the 1940 Act. No division of Shares of a Series into  Classes  shall  result in the creation of a Class of
Shares having a preference as to dividends or  distributions  or a preference in the event of any  liquidation,  termination  or winding up of the Trust,  to the extent such a preference  is  prohibited by Section 18 of the 1940 Act as to the
Trust.  The  fact  that a Series  shall  have  initially  been  established  and designated  without any specific  establishment or designation of Classes (i.e., that all  Shares of such  Series are  initially  of a single  Class),  or that a
Series shall have more than one  established  and  designated  Class,  shall not limit the authority of the Trustees to establish and designate separate Classes, or one or more  additional  Classes,  of said  Series  without  approval  of the holders of the initial Class thereof,  or previously  established and designated
Class or Classes thereof.

     (b) Class  Differences.  The relative rights and preferences of the Classes of any Series may differ in such other respects as the Trustees may determine to be appropriate in their sole discretion,  provided that such differences are set forth in the instrument  establishing  and designating such Classes and executed by a majority of the Trustees (or by an instrument executed by an officer of the
Trust pursuant to a vote of a majority of the Trustees).

      The  relative  rights and  preferences  of each Class of Shares shall be the same in all  respects  except  that,  and  unless  and  until the Board of
Trustees  shall  determine  otherwise:  (i)  when a vote  of  Shareholders  is required under this  Declaration of Trust or when a meeting of Shareholders is called by the Board of Trustees,  the Shares of a Class shall vote exclusively on matters  that affect that Class only;  (ii) the  expenses  and  liabilities related  to a Class  shall be borne  solely by such Class (as  determined  and allocated  to such  Class  by the  Trustees  from  time  to  time in a  manner consistent with parts 2 and 3 of this Article  FOURTH);  and (iii) pursuant to part 10 of  Article  NINTH,  the  Shares of each  Class  shall have such other rights  and  preferences  as are set  forth  from  time  to  time in the  then effective  prospectus and/or statement of additional  information  relating to the Shares.  Dividends  and  distributions  on each Class of Shares may differ from the  dividends  and  distributions  on any other such Class,  and the net asset  value of each Class of Shares may  differ  from the net asset  value of any other such Class.

     3.  Establishment  and Designation of Series:  The Trustees have previously established  and designated  eleven Series of Shares:  (i) by the Declaration of
Trust dated August 28, 1984,  "Oppenheimer  Money  Fund/VA,"  "Oppenheimer  Bond
Fund/VA" and  "Oppenheimer  Growth  Fund," (the said  "Oppenheimer  Growth Fund"
having subsequently been renamed  "Oppenheimer  Capital  Appreciation Fund/VA by the Ninth Restated  Declaration  of Trust dated May 1, 1999);  (ii) by the First
Restated  Declaration  of Trust dated March 11, 1986,  "Oppenheimer  High Income
Fund/VA" and  "Oppenheimer  Capital  Appreciation  Fund" (the said  "Oppenheimer
Capital   Appreciation  Fund"  having  subsequently  been  renamed  "Oppenheimer
Aggressive Growth Fund/VA" by the Eighth Restated Declaration of Trust dated May
1, 1998); (iii) "Oppenheimer  Multiple Strategies  Fund/VA,"  established by the
Third Restated  Declaration of Trust dated October 21, 1986;  (iv)  "Oppenheimer
Global  Securities  Fund/VA"  established by the Fourth Restated  Declaration of
Trust dated June 4, 1990; (v) "Oppenheimer  Strategic Bond Fund/VA"  established by the Fifth Restated  Declaration of Trust dated February 25, 1993; (vi) by the
Sixth Restated Declaration of Trust dated February 28, 1995, "Oppenheimer Growth
&  Income  Fund" (the said  "Oppenheimer  Growth  &  Income Fund" having subsequently been renamed  "Oppenheimer Main Street Growth & Income Fund/VA"
by the Ninth Restated Declaration of Trust dated May 1, 1999) and hereby renamed
"Oppenheimer  Main Street  Fund/VA" by this Fourteenth  Restated  Declaration of
Trust;  (vii) by the Seventh  Restated  Declaration  of Trust dated December 16,
1997, "Oppenheimer Discovery Fund" (the said "Oppenheimer Discovery Fund" having been  subsequently  renamed  "Oppenheimer  Small Cap Growth  Fund" by the Eighth
Restated Declaration of Trust dated May 1, 1998 and further renamed "Oppenheimer
Main Street  Small Cap  Fund/VA" by the Twelfth  Restated  Declaration  of Trust
dated May 1, 2001); and (viii)  "Oppenheimer  Value Fund/VA"  established by the
Thirteenth  Amended and Restated  Declaration of Trust dated August 27, 2002. By the Ninth  Restated  Declaration  of Trust  dated May 1, 2000,  all shares  then established and designated were renamed by adding the designation "/VA" to them.

     Establishment and Designation of Classes:

The Shares of  Oppenheimer  Money  Fund/VA,  Oppenheimer  High  Income  Fund/VA,
Oppenheimer Bond Fund/VA,  Oppenheimer  Global Securities  Fund/VA,  Oppenheimer
Aggressive Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer
Multiple Strategies  Fund/VA,  Oppenheimer  Strategic Bond Fund/VA,  Oppenheimer
Main Street  Growth  &  Income  Fund/VA,  Oppenheimer  Main Street Small Cap
Fund/VA and  Oppenheimer  Value  Fund/VA have  previously  been divided into two
Classes as follows:  (i) one class of the Shares of each Series authorized since the  establishment and designation of that Series has no class designation other than the name of the Series set forth above; and (ii) one class of the Shares of each Series as  established  and  designated  upon the division of the Shares of each Series into two Classes by the Eighth  Restated  Declaration of Trust dated
May 1,  1998 ( "Class 2  shares")  and  renamed  "Service  Shares"  by the Tenth
Restated  Declaration of Trust dated May 1, 2000 and Service Shares subsequently established and designated by later amendment s to this Declaration of Trust.

      The Trustees of the Trust  hereby  establish  and  designate a new third class of Shares of each Series which shall be known as "Class 3" Shares.

      Termination  of Series and Classes:  The Trustees  terminated the Series of Shares,  "Oppenheimer Real Asset Fund," that was established by the SEVENTH
Restated  Declaration  of Trust dated  December 16, 1997,  for which no shares were ever issued.

      Further Actions:  Actions  previously taken by the Trustees to establish and  designate  Series and  Classes  of Shares and the rights and  preferences thereof  shall not limit the  authority  of the  Trustees set forth in parts 1 and 2 of this ARTICLE  FOURTH to establish and designate any further Series or
Classes of Shares.

     Rights and Preferences: In addition to the rights and preferences described in parts 1 and 2 of this ARTICLE FOURTH with respect to Series and Classes,  the
Series  and  Classes  established  hereby  shall  have the  relative  rights and preferences  described in this part 3 of this ARTICLE FOURTH.  The Shares of any further  Series  or  Classes  that  may  from  time to time be  established  and designated by the Trustees shall (unless the Trustees  otherwise  determine with respect  to some  further  Series or  Classes  at the time of  establishing  and designating the same) have the following relative rights and preferences:

     (a) Assets Belonging to Series or Class. All consideration  received by the
Trust  for the  issue or sale of  Shares  of a  particular  Series  or any Class thereof,  together  with all assets in which such  consideration  is invested or reinvested,  all income, earnings,  profits, and proceeds thereof, including any proceeds derived from the sale,  exchange or liquidation of such assets, and any funds or payments  derived from any  reinvestment  of such  proceeds in whatever form  the same may be,  shall  irrevocably  belong  to that  Series  (and may be allocated to any Classes  thereof) for all purposes,  subject only to the rights of  creditors,  and shall be so recorded upon the books of account of the Trust.
Such consideration,  assets,  income,  earnings,  profits, and proceeds thereof, including any proceeds  derived from the sale,  exchange or  liquidation of such assets,  and any  funds  or  payments  derived  from  any  reinvestment  of such proceeds,  in whatever  form the same may be,  together  with any General  Items allocated  to that  Series as  provided in the  following  sentence,  are herein referred to as "assets  belonging  to" that Series.  In the event that there are any assets, income, earnings,  profits, and proceeds thereof, funds, or payments which  are not  readily  identifiable  as  belonging  to any  particular  Series
(collectively  "General Items"),  the Trustees shall allocate such General Items to and among any one or more of the Series  established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and  equitable;  and any General Items so allocated to a particular  Series shall belong to that Series (and be allocable to any Classes thereof). Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series (and any Classes  thereof) for all  purposes.  No  Shareholder  or former  Shareholder of any Series or Class shall have a claim on or any right to any assets allocated or belonging to any other Series or Class.

     (b) (1) Liabilities Belonging to Series. The liabilities,  expenses, costs, charges and reserves  attributable to each Series shall be charged and allocated to the assets  belonging to each  particular  Series.  Any general  liabilities, expenses, costs, charges and reserves of the Trust which are not identifiable as belonging  to any  particular  Series  shall be  allocated  and  charged  by the
Trustees to and among any one or more of the Series  established  and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable.  The liabilities,  expenses,  costs, charges and reserves  allocated and so charged to each Series are herein  referred to as
"liabilities   belonging  to"  that  Series.  Each  allocation  of  liabilities, expenses,  costs,  charges and reserves by the Trustees  shall be conclusive and binding upon the shareholders of all Series for all purposes.

     (2) Liabilities Belonging to a Class. If a Series is divided into more than one Class, the liabilities,  expenses,  costs, charges and reserves attributable to a  Class  shall  be  charged  and  allocated  to  the  Class  to  which  such liabilities,  expenses, costs, charges or reserves are attributable. Any general liabilities,  expenses, costs, charges or reserves belonging to the Series which are not identifiable as belonging to any particular Class shall be allocated and charged by the Trustees to and among any one or more of the Classes  established and  designated  from  time  to time in such  manner  and on such  basis  as the
Trustees in their sole  discretion  deem fair and  equitable.  The  liabilities, expenses, costs, charges and reserves allocated and so charged to each Class are herein referred to as "liabilities  belonging to" that Class. Each allocation of liabilities,  expenses,  costs,  charges and reserves by the  Trustees  shall be conclusive and binding upon the holders of all Classes for all purposes.

     (c) Dividends. Dividends and distributions on Shares of a particular Series or Class may be paid to the holders of Shares of that Series or Class, with such frequency  as the  Trustees  may  determine,  which  may be daily  or  otherwise pursuant to a standing  resolution or resolutions adopted only once or with such frequency as the Trustees may determine,  from such of the income, capital gains accrued or realized,  and capital and surplus, from the assets belonging to that
Series, or in the case of a Class,  belonging to such Series and being allocable to such Class,  as the Trustees may  determine,  after  providing for actual and accrued  liabilities  belonging  to such  Series or  Class.  All  dividends  and distributions on Shares of a particular Series or Class shall be distributed pro rata to the  Shareholders of such Series or Class in proportion to the number of
Shares of such Series or Class held by such Shareholders at the date and time of record  established for the payment of such dividends or  distributions,  except that in connection  with any dividend or  distribution  program or procedure the
Trustees  may  determine  that no dividend or  distribution  shall be payable on
Shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times  established by the Trustees under such program or procedure.  Such  dividends and  distributions  may be made in cash or Shares of that Series or Class or a  combination  thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election  by each  Shareholder  of the mode of the  making of such  dividend  or distribution  to that  Shareholder.  Any such dividend or  distribution  paid in
Shares will be paid at the net asset value  thereof as  determined in accordance with part 13 of Article SEVENTH. Notwithstanding anything in this Declaration of
Trust to the  contrary,  the Trustees  may at any time declare and  distribute a dividend  of stock or  other  property  pro rata  among  the  Shareholders  of a particular  Series or Class at the date and time of record  established  for the payment of such dividends or distributions.

     (d)  Liquidation.  In the event of the  liquidation  or  dissolution of the
Trust or any Series or Class thereof,  the  Shareholders  of each Series and all
Classes of each Series that have been  established  and designated and are being liquidated  and  dissolved  shall be entitled to receive,  as a Series or Class, when and as declared by the Trustees, the excess of the assets belonging to that
Series or, in the case of a Class,  belonging  to that Series and  allocable  to that Class,  over the  liabilities  belonging to that Series or Class.  Upon the liquidation  or dissolution of the Trust or any Series or Class pursuant to this part 3(d) of this Article  FOURTH the  Trustees  shall make  provisions  for the payment of all outstanding obligations, taxes and other liabilities,  accrued or contingent, of the Trust or that Series or Class. The assets so distributable to the Shareholders of any particular  Class and Series shall be distributed  among such  Shareholders in proportion to the relative net asset value of such Shares.
The  liquidation of the Trust or any  particular  Series or Class thereof may be authorized  at any time by vote of a  majority  of the  Trustees  or  instrument executed by a majority of their  number then in office,  provided  the  Trustees find that it is in the best interest of the Shareholders of such Series or Class or as  otherwise  provided  in  this  Declaration  of  Trust  or the  instrument establishing  such Series or Class. The Trustees shall provide written notice to affected  shareholders  of a termination  effected  under this part 3(d) of this
Article FOURTH.

     (e)  Transfer.  All  Shares of each  particular  Series  or Class  shall be transferable,  but transfers of Shares of a particular  Class and Series will be recorded on the Share transfer records of the Trust applicable to such Series or
Class of that Series,  as kept by the Trust or by any transfer or similar agent, as the case may be, only at such times as  Shareholders  shall have the right to require the Trust to redeem Shares of such Series or Class of that Series and at such other times as may be permitted by the Trustees.

     (f) Equality.  Except as provided  herein or in the instrument  designating and establishing any Series or Class, all Shares of a particular Series or Class shall represent an equal proportionate  interest in the assets belonging to that
Series,  or in the case of a Class,  belonging  to that Series and  allocable to that Class, (subject to the liabilities belonging to that Series or that Class), and each Share of any  particular  Series or Class  shall be equal to each other
Share of that Series or Class;  but the  provisions of this  sentence  shall not restrict any distinctions  permissible  under this Article FOURTH that may exist with respect to Shares of the  different  Classes of a Series.  The Trustees may from time to time divide or combine the Shares of any particular Class or Series into a greater or lesser number of Shares of that Class or Series  provided that such  division  or  combination  does not  change the  proportionate  beneficial interest in the assets belonging to that Series or allocable to that Class or in any way affect the rights of Shares of any other Class or Series.

     (g)  Fractions.  Any fractional  Share of any Class or Series,  if any such fractional Share is outstanding,  shall carry proportionately all the rights and obligations  of a whole Share of that Class and Series,  including  those rights and obligations with respect to voting,  receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust.

     (h) Conversion  Rights.  Subject to compliance with the requirements of the
1940 Act, the Trustees  shall have the  authority to provide that (i) holders of
Shares of any Series shall have the right to exchange said Shares into Shares of one or more other  Series of Shares,  (ii)  holders of shares of any Class shall have the right to exchange  said Shares into Shares of one or more other Classes of the same or a different  Series,  and/or (iii) the Trust shall have the right to carry out  exchanges of the aforesaid  kind, in each case in accordance  with such requirements and procedures as may be established by the Trustees.

     (i)  Ownership of Shares.  The ownership of Shares shall be recorded on the books of the Trust or of a transfer or similar agent for the Trust,  which books shall be maintained  separately for the Shares of each Class and Series that has been established and designated.  No  certification  certifying the ownership of
Shares need be issued except as the Trustees may otherwise  determine  from time to time. The Trustees may make such rules as they consider  appropriate  for the issuance of Share certificates, the use of facsimile signatures, the transfer of
Shares and similar  matters.  The record books of the Trust as kept by the Trust or any transfer or similar agent,  as the case may be, shall be conclusive as to who are the Shareholders and as to the number of Shares of each Class and Series held from time to time by each such Shareholder.

     (j)  Investments in the Trust.  The Trustees may accept  investments in the
Trust  from  such  persons  and on such  terms and for such  consideration,  not inconsistent  with the  provisions  of the 1940  Act,  as they from time to time authorize or determine.  Such investments may be in the form of cash, securities or other property in which the appropriate Series is authorized to invest,  hold or own,  valued as  provided  in part 13,  Article  SEVENTH.  The  Trustees  may authorize any distributor,  principal underwriter,  custodian, transfer agent or other person to accept orders for the purchase or sale of Shares that conform to such  authorized  terms and to reject  any  purchase  or sale  orders for Shares whether or not conforming to such authorized terms.

      ARTICLE FIFTH - SHAREHOLDERS' VOTING POWERS AND MEETINGS
      -------------   ----------------------------------------

      The  following  provisions  are hereby  adopted  with  respect to voting
Shares of the Trust and certain other rights:

      1.    The  Shareholders  shall  have the  power to vote only (a) for the election of Trustees when that issue is submitted to Shareholders,  or removal of Trustees to the extent and as provided in Article  SIXTH,  (b) with respect to the  amendment of this  Declaration  of Trust to the extent and as provided in part 12, Article NINTH,  (c) with respect to  transactions  with respect to the Trust, a Series or Class as provided in part 4(a),  Article NINTH,  (d) to the same extent as the shareholders of a Massachusetts  business  corporation, as to whether or not a court action,  proceeding or claim should be brought or maintained  derivatively  or as a class  action on behalf  of the  Trust,  any
Series, Class or the Shareholders,  (e) with respect to those matters relating to the Trust as may be  required  by the 1940 Act or  required by law, by this
Declaration  of  Trust,  or the  By-Laws  of  the  Trust  or any  registration statement  of the Trust  filed with the  Commission  or any  State,  or as the
Trustees  may  consider  desirable,  and (f) with  respect to any other matter
which  the  Trustees,   in  their  sole   discretion,   shall  submit  to  the
Shareholders.

      2.    The Trust will not hold  shareholder  meetings  unless required by the 1940 Act,  the  provisions  of this  Declaration  of  Trust,  or any other applicable law. The Trustees may call a meeting of  shareholders  from time to time.

      3.    As to  each  matter  submitted  to a vote  of  Shareholders,  each
Shareholder  shall be  entitled  to one vote for  each  whole  Share  and to a proportionate  fractional  vote for each  fractional  Share  standing  in such
Shareholder's  name on the  books  of the  Trust  irrespective  of the  Series thereof or the Class  thereof and all Shares of all Series and  Classes  shall vote together as a single Class; provided,  however, that (i) as to any matter with  respect  to  which a  separate  vote of one or more  Series  or  Classes thereof  is  required  by  the  1940  Act  or the  provisions  of the  writing establishing  and designating the Series or Class,  such  requirements as to a separate  vote by such  Series  or Class  thereof  shall  apply in lieu of all
Shares of all Series and Classes  thereof  voting  together as a single Class;
and (ii) as to any matter  which  affects  only the  interests  of one or more particular  Series or Classes  thereof,  only the holders of Shares of the one or more  affected  Series or Classes  thereof  shall be entitled to vote,  and each such  Series or Class  shall  vote as a separate  Class.  All Shares of a
Series  shall have  identical  voting  rights,  and all Shares of a Class of a
Series shall have identical  voting  rights.  Shares may be voted in person or by proxy.  Proxies may be given by or on behalf of a Shareholder  orally or in writing or  pursuant  to any  computerized,  telephonic,  or  mechanical  data gathering process.

      4.    Except as required by the 1940 Act or other  applicable  law,  the presence  in person or by proxy of  one-third  of the Shares  entitled to vote shall be a quorum for the transaction of business at a Shareholders'  meeting, provided,  however,  that if any action to be taken by the  Shareholders  of a
Series or Class  requires an  affirmative  vote of a majority,  or more than a majority,  of the Shares  outstanding  and entitled to vote, then with respect to voting on that  particular  issue the presence in person or by proxy of the holders of a majority of the Shares  outstanding  and entitled to vote at such a meeting  shall  constitute  a quorum for the  transaction  of business  with respect to such issue.  Any number less than a quorum shall be sufficient  for adjournments.  If at any meeting of the Shareholders  there shall be less than a quorum  present  with  respect to a  particular  issue to be voted on,  such meeting may be adjourned,  without further notice,  with respect to such issue from time to time until a quorum  shall be present with respect to such issue, but  voting  may take  place  with  respect  to  issues  for which a quorum is present.  Any  meeting of  Shareholders,  whether or not a quorum is  present, may be  adjourned  with  respect to any one or more items of business  for any lawful purpose,  provided that no meeting shall be adjourned for more than six months  beyond  the  originally  scheduled  date.  Any  adjourned  session  or sessions  may be  held,  within  a  reasonable  time  after  the  date for the original  meeting without the necessity of further  notice.  A majority of the
Shares  voted at a  meeting  at which a quorum is  present  shall  decide  any questions and a plurality shall elect a Trustee,  except when a different vote is required by any  provision  of the 1940 Act or other  applicable  law or by this Declaration of Trust or By-Laws.

      5.    Each  Shareholder,  upon  request  to the  Trust  in  proper  form determined  by the Trust,  shall be  entitled  to require  the Trust to redeem from the net assets of that  Series  all or part of the Shares of such  Series and Class  standing in the name of such  Shareholder.  The method of computing such net  asset  value,  the  time at which  such  net  asset  value  shall be computed  and the time  within  which the Trust shall make  payment  therefor, shall be  determined  as  hereinafter  provided  in  Article  SEVENTH  of this
Declaration  of Trust.  Notwithstanding  the  foregoing,  the  Trustees,  when permitted  or required to do so by the 1940 Act,  may suspend the right of the
Shareholders to require the Trust to redeem Shares.

      6.    No Shareholder  shall, as such holder,  have any right to purchase or  subscribe  for any Shares of the Trust  which it may issue or sell,  other than such right, if any, as the Trustees, in their discretion, may determine.

      7.    All  persons  who shall  acquire  Shares  shall  acquire  the same subject to the provisions of the Declaration of Trust.

      8.    Cumulative  voting  for the  election  of  Trustees  shall  not be allowed.

      ARTICLE SIXTH - THE TRUSTEES
      -------------   ------------

      1.    The persons who shall act as Trustees  until their  successors are duly chosen and qualify are the trustees  executing this  Declaration of Trust or any  counterpart  thereof.  However,  the  By-Laws of the Trust may fix the number of  Trustees  at a number  greater or lesser than the number of initial
Trustees and may  authorize the Trustees to increase or decrease the number of
Trustees,  to fill any  vacancies  on the Board which may occur for any reason including  any  vacancies  created  by any  such  increase  in the  number  of
Trustees,  to set and  alter  the  terms  of  office  of the  Trustees  and to lengthen or lessen  their own terms of office or make their terms of office of indefinite  duration,  all  subject to the 1940 Act,  as amended  from time to time, and to this Article SIXTH.  Unless otherwise  provided by the By-Laws of the Trust, the Trustees need not be Shareholders.

      2.    A Trustee at any time may be removed  either with or without cause by  resolution  duly  adopted  by  the  affirmative  vote  of the  holders  of two-thirds  of the  outstanding  Shares,  present in person or by proxy at any meeting of  Shareholders  called  for such  purpose;  such a meeting  shall be called by the  Trustees  when  requested  in  writing  to do so by the  record holders of not less than ten per centum of the outstanding  Shares.  A Trustee may also be removed by the Board of  Trustees,  as  provided in the By-Laws of the Trust.

      3.    The Trustees  shall make  available a list of names and  addresses of all  Shareholders  as recorded on the books of the Trust,  upon  receipt of the  request in  writing  signed by not less than ten  Shareholders  (who have been  shareholders for at least six months) holding in the aggregate shares of the Trust  valued at not less  than  $25,000  at  current  offering  price (as defined  in the then  effective  Prospectus  and/or  Statement  of  Additional
Information  relating  to the  Shares  under the  Securities  Act of 1933,  as amended  from  time to time) or  holding  not less  than 1% in  amount  of the entire amount of Shares issued and  outstanding;  such request must state that such Shareholders  wish to communicate with other  Shareholders with a view to obtaining  signatures  to a request for a meeting to take  action  pursuant to part 2 of this Article SIXTH and be accompanied by a form of  communication to the  Shareholders.  The  Trustees  may,  in their  discretion,  satisfy  their obligation  under this part 3 by either making  available the Shareholder list to such  Shareholders at the principal offices of the Trust, or at the offices of the Trust's transfer agent,  during regular business hours, or by mailing a copy  of such  communication  and  form of  request,  at the  expense  of such requesting Shareholders, to all other Shareholders,  and the Trustees may also take such other action as may be  permitted  under  Section  16(c) of the 1940
Act.

      ARTICLE SEVENTH - POWERS OF TRUSTEES
      ---------------   ------------------

      The  following   provisions  are  hereby  adopted  for  the  purpose  of
defining,  limiting and regulating  the powers of the Trust,  the Trustees and the Shareholders.

      1.    As soon as any Trustee is duly elected by the  Shareholders or the
Trustees and shall have  accepted  this Trust,  the Trust estate shall vest in the new Trustee or Trustees,  together with the continuing  Trustees,  without any  further  act or  conveyance,  and he or she  shall be  deemed  a  Trustee hereunder.

      2.    The  death,  declination,  resignation,  retirement,  removal,  or incapacity of the Trustees,  or any one of them, shall not operate to annul or terminate  the Trust or any Series but the Trust shall  continue in full force and effect pursuant to the terms of this Declaration of Trust.

      3.    The assets of the Trust shall be held  separate and apart from any assets now or hereafter held in any capacity  other than as Trustee  hereunder by the  Trustees  or any  successor  Trustees.  All of the assets of the Trust shall at all times be  considered as vested in the  Trustees.  No  Shareholder shall have, as a holder of beneficial  interest in the Trust,  any  authority, power or right whatsoever to transact  business for or on behalf of the Trust, or on behalf of the  Trustees,  in  connection  with the property or assets of the Trust, or in any part thereof.

      4.    The Trustees in all  instances  shall act as  principals,  and are and shall be free from the control of the  Shareholders.  The  Trustees  shall have full power and  authority to do any and all acts and to make and execute, and to  authorize  the  officers  and agents of the Trust to make and execute, any and all  contracts  and  instruments  that they may consider  necessary or appropriate  in  connection  with  the  management  of the  Trust.  Except  as otherwise  provided  herein or in the 1940 Act, the Trustees  shall not in any way be bound or  limited  by  present  or future  laws or customs in regard to
Trust  investments,  but shall have full  authority  and power to make any and all investments which they, in their  uncontrolled  discretion and to the same extent as if the Trustees  were the sole owners of the assets of the Trust and the business in their own right,  shall deem proper to accomplish  the purpose of this Trust.  Subject to any  applicable  limitation in this  Declaration of
Trust or by the By-Laws of the Trust,  and in addition to the powers otherwise granted herein, the Trustees shall have power and authority:

            (a)   to adopt By-Laws not  inconsistent  with this Declaration of
Trust  providing  for the  conduct of the  business  of the  Trust,  including meetings of the Shareholders and Trustees,  and other related matters,  and to amend and repeal  them to the extent  that they do not  reserve  that right to the Shareholders;

          (b)to elect and remove such officers and appoint and terminate  such officers as they consider  appropriate  with or without cause,  and to appoint and terminate  agents and  consultants and hire and terminate  employees,  any one or more of the  foregoing  of whom may be a Trustee,  and may  provide for the compensation of all of the foregoing;  to appoint and designate from among the Trustees or other  qualified  persons such  committees as the Trustees may determine  and to terminate  any such  committee and remove any member of such committee;

            (c)   to employ  as  custodian  of any  assets of the Trust one or more  banks,  trust  companies,  companies  that  are  members  of a  national securities  exchange,  or any other entity  qualified and eligible to act as a custodian  under the 1940 Act, as modified by or interpreted by any applicable order or  orders of the  Commission  or any rules or  regulations  adopted  or interpretive releases of the Commission thereunder,  subject to any conditions set forth in this  Declaration  of Trust or in the By-Laws,  and may authorize such depository or custodian to employ subcustodians or agents;

            (d)   to  retain  one or  more  transfer  agents  and  shareholder servicing  agents,  or  both,  and  may  authorize  such  transfer  agents  or servicing agents to employ sub-agents;
            (e)   to provide for the  distribution  of Shares either through a principal underwriter or the Trust itself or both or otherwise;

             (f)   to set record  dates by  resolution  of the  Trustees or in the manner provided for in the By-Laws of the Trust;

            (g)   to delegate  such  authority as they  consider  desirable to any officers of the Trust and to any investment  adviser,  manager,  custodian or underwriter, or other agent or independent contractor;

            (h)   to  vote  or  give   assent,   or  exercise  any  rights  of
ownership,  with  respect to stock or other  securities  or  property  held in
Trust  hereunder;  and  to  execute  and  deliver  powers  of  attorney  to or otherwise authorize by standing policies adopted by the Trustees,  such person or persons as the  Trustees  shall deem  proper,  granting  to such  person or persons such power and  discretion  with relation to securities or property as the Trustees shall deem proper;

            (i)   to exercise  powers and rights of  subscription or otherwise which  in any  manner  arise  out of  ownership  of  securities  held in trust hereunder;

            (j)   to hold any  security or  property in a form not  indicating any trust,  whether in bearer,  unregistered or other negotiable form,  either in its own name or in the name of a  custodian,  subcustodian  or a nominee or nominees or otherwise;

            (k)   to   consent  to  or   participate   in  any  plan  for  the
reorganization,  consolidation  or merger of any  corporation or concern,  any security  of which is held in the Trust;  to consent to any  contract,  lease, mortgage,  purchase,  or sale of property by such corporation or concern,  and to pay calls or subscriptions  with respect to any security or instrument held in the Trust;

            (l)   to join with other  holders of any security or instrument in acting through a committee,  depositary,  voting trustee or otherwise,  and in that  connection to deposit any security or  instrument  with, or transfer any security to, any such  committee,  depositary  or trustee,  and to delegate to them such power and authority  with  relation to any security  (whether or not so deposited or transferred)  as the Trustees shall deem proper,  and to agree to pay, and to pay,  such portion of the  expenses  and  compensation  of such committee, depositary or trustee as the Trustees shall deem proper;

            (m)   to sue or be sued in the name of the Trust;

            (n)   to  compromise,  arbitrate,  or otherwise  adjust  claims in favor of or against the Trust or any matter in controversy including,  but not limited to, claims for taxes;

            (o)   to make,  by  resolutions  adopted by the Trustees or in the manner provided in the By-Laws,  distributions  of income and of capital gains to Shareholders;

            (p)   to borrow money and to pledge,  mortgage or hypothecate  the assets of the  Trust or any part  thereof,  to the  extent  and in the  manner permitted by the 1940 Act;

            (q)   to enter into investment  advisory or management  contracts, subject  to the 1940  Act,  with any one or more  corporations,  partnerships, trusts, associations or other persons;

            (r)   to make loans of cash and/or  securities  or other assets of the Trust;

             (s)   to  change  the name of the Trust or any Class or Series of the Trust as they consider appropriate without prior shareholder approval;

            (t)   to establish  officers' and Trustees'  fees or  compensation and fees or  compensation  for  committees  of the  Trustees to be paid by the
Trust or each  Series  thereof in such manner and amount as the  Trustees  may determine;

            (u)   to invest all or any  portion of the  Trust's  assets in any one or more registered investment companies,  including investment by means of transfer  of such assets in exchange  for an  interest  or  interests  in such investment  company or investment  companies or by any other means approved by the Trustees;

            (v)   to determine  whether a minimum  and/or maximum value should apply to  accounts  holding  shares,  to fix such  values  and  establish  the procedures  to  cause  the  involuntary  redemption  of  accounts  that do not satisfy such criteria; and

            (w)   to  enter   into   joint   ventures,   general   or  limited
partnerships and any other combinations or associations;

            (x)   to endorse or  guarantee  the  payment of any notes or other obligations of any person;  to make  contracts of guaranty or  suretyship,  or otherwise assume liability for payment thereof;

            (y)   to purchase and pay for entirely out of Trust  property such insurance  and/or bonding as they may deem  necessary or  appropriate  for the conduct of the business,  including,  without  limitation,  insurance policies insuring the assets of the Trust and payment of  distributions  and  principal
on  its   portfolio   investments,   and  insurance   policies   insuring  the
Shareholders,  Trustees, officers, employees, agents, consultants,  investment advisers, managers, administrators,  distributors,  principal underwriters, or independent  contractors,  or any thereof (or any person connected therewith), of the Trust  individually  against all claims and liabilities of every nature arising  by  reason  of  holding,  being or  having  held any such  office  or position,  or by reason of any action alleged to have been taken or omitted by any such person in any such  capacity,  including  any action taken or omitted that may be  determined  to  constitute  negligence,  whether or not the Trust would have the power to indemnify such person against such liability;

            (z)   to pay pensions for faithful service,  as deemed appropriate
by  the   Trustees,   and  to  adopt,   establish   and  carry  out   pension,
profit-sharing,  share  bonus,  share  purchase,  savings,  thrift  and  other retirement,  incentive and benefit plans, trusts and provisions, including the purchasing  of life  insurance  and annuity  contracts as a means of providing such retirement and other benefits, for any or all of the Trustees,  officers, employees and agents of the Trust;

            (aa)  to adopt on behalf of the Trust or any Series  with  respect to any Class thereof a plan of  distribution  and related  agreements  thereto pursuant to the terms of Rule 12b-1 of the 1940 Act and to make  payments from the assets of the Trust or the relevant  Series or Class pursuant to said Rule
12b-1 Plan;

            (bb)  to operate  as and carry on the  business  of an  investment company  and to  exercise  all the powers  necessary  and  appropriate  to the conduct of such operations;

            (cc)  to  issue,  sell,   repurchase,   redeem,   retire,  cancel,
acquire, hold, resell, reissue,  dispose of, and otherwise deal in Shares and, subject  to the  provisions  set forth in Article  FOURTH and part 4,  Article
FIFTH, to apply to any such repurchase, redemption,  retirement,  cancellation or  acquisition  of  Shares  any  funds  or  property  of  the  Trust,  or the particular Series of the Trust, with respect to which such Shares are issued;

            (dd)  in  general  to carry on any other  business  in  connection with  or  incidental  to  any  of  the  foregoing  powers,  to  do  everything necessary,  suitable  or proper for the  accomplishment  of any purpose or the attainment  of any object or the  furtherance  of any power herein  before set forth,  either alone or in association with others,  and to do every other act or thing  incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

      The  foregoing  clauses  shall be construed  both as objects and powers, and the foregoing  enumeration  of specific  powers shall not be held to limit or restrict in any manner the general  powers of the  Trustees.  Any action by one or more of the  Trustees  in their  capacity  as such  hereunder  shall be deemed an action on behalf of the Trust or the  applicable  Series  and not an action in an individual capacity.

      5.    No one dealing with the Trustees  shall be under any obligation to make any inquiry  concerning  the authority of the Trustees,  or to see to the application  of any payments made or property  transferred  to the Trustees or upon their order.

      6.    (a)   The  Trustees  shall  have no power to bind any  Shareholder personally  or to call  upon any  Shareholder  for the  payment  of any sum of money or assessment  whatsoever  other than such as the Shareholder may at any time  personally  agree  to  pay  by way of  subscription  to  any  Shares  or otherwise.  This  paragraph  shall  not limit  the  right of the  Trustees  to assert  claims  against any  shareholder  based upon the acts or  omissions of such shareholder or for any other reason.

            (b)   Whenever this  Declaration of Trust calls for or permits any action to be taken by the  Trustees  hereunder,  such  action  shall mean that taken  by the  Board  of  Trustees  by vote of the  majority  of a  quorum  of
Trustees  as set  forth  from time to time in the  By-Laws  of the Trust or as required by the 1940 Act.

      (c)     The  Trustees  shall  possess  and  exercise  any and  all  such additional  powers as are reasonably  implied from the powers herein contained such as may be  necessary  or  convenient  in the  conduct of any  business or enterprise of the Trust, to do and perform anything  necessary,  suitable,  or proper for the  accomplishment  of any of the purposes,  or the  attainment of any one or more of the objects, herein enumerated,  or which shall at any time appear  conducive to or expedient for the  protection or benefit of the Trust, and to do and perform all other acts and things  necessary  or  incidental  to the purposes herein before set forth,  or that may be deemed  necessary by the
Trustees.  Without  limiting  the  generality  of  the  foregoing,  except  as otherwise  provided  herein or in the 1940 Act, the Trustees  shall not in any way be bound or  limited  by  present  or future  laws or customs in regard to trust  investments,  but shall have full  authority  and power to make any and all  investments  that  they,  in  their  discretion,  shall  deem  proper  to accomplish the purpose of this Trust.

            (d)   The  Trustees  shall  have  the  power,  to the  extent  not inconsistent  with  the  1940  Act,  to  determine  conclusively  whether  any moneys,  securities, or other properties of the Trust are, for the purposes of this  Trust,  to be  considered  as capital  or income and in what  manner any expenses  or  disbursements  are to be borne as  between  capital  and  income whether or not in the absence of this  provision such moneys,  securities,  or other  properties would be regarded as capital or income and whether or not in the absence of this provision such expenses or disbursements  would ordinarily be charged to capital or to income.

      7.    The By-Laws of the Trust may divide the Trustees  into classes and prescribe  the  tenure  of  office  of the  several  classes,  but no class of
Trustee  shall be elected for a period  shorter than that from the time of the election  following  the  division  into  classes  until the next  meeting  of
Trustees  and  thereafter  for a  period  shorter  than the  interval  between meetings of Trustees or for a period  longer than five years,  and the term of office of at least one class shall expire each year.

      8.    The Shareholders shall, for any lawful purpose,  have the right to inspect the records,  documents,  accounts and books of the Trust,  subject to reasonable  regulations of the Trustees, not contrary to Massachusetts law, as to whether and to what  extent,  and at what times and places,  and under what conditions and regulations, such right shall be exercised.

      9.    Any  officer  elected  or  appointed  by  the  Trustees  or by the
Shareholders or otherwise, may be removed at any time, with or without cause.

      10.   The Trustees shall have power to hold their  meetings,  to have an
office  or  offices   and,   subject  to  the   provisions   of  the  laws  of
Massachusetts,  to keep the books of the Trust outside of said Commonwealth at such  places as may from time to time be  designated  by them.  Action  may be taken by the  Trustees  without a meeting by unanimous  written  consent or by telephone or similar method of communication.

      11.   Securities  held by the Trust shall be voted in person or by proxy by the  President  or a  Vice-President,  or such  officer or  officers of the
Trust or such other  agent of the Trust as the  Trustees  shall  designate  or otherwise  authorize  by standing  policies  adopted by the  Trustees  for the purpose, or by a proxy or proxies thereunto duly authorized by the Trustees.

     12. (a) Subject to the provisions of the 1940 Act, any Trustee,  officer or employee,  individually, or any partnership or association of which any Trustee, officer or employee may be a member,  or any corporation or association of which any Trustee, officer or employee may be an officer, partner, director,  trustee, employee or stockholder,  or otherwise may have an interest,  may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Trust, and in the absence of fraud no contract or other transaction shall be thereby affected or invalidated;  provided that in such case a Trustee,  officer or employee or a  partnership,  corporation  or  association of which a Trustee, officer  or  employee  is a member,  officer,  director,  trustee,  employee  or stockholder  is so  interested,  such fact shall be disclosed or shall have been known to the Trustees including those Trustees who are not so interested and who are neither  "interested" nor "affiliated" persons as those terms are defined in the 1940 Act, or a majority  thereof;  and any Trustee who is so interested,  or who is also a director,  officer,  partner,  trustee, employee or stockholder of such other  corporation or a member of such partnership or association  which is so interested,  may be counted in  determining  the existence of a quorum at any meeting of the Trustees which shall  authorize any such contract or transaction, and may vote thereat to authorize  any such contract or  transaction,  with like force and effect as if he were not so interested.

            (b)   Specifically,  but without limitation of the foregoing,  the
Trust  may  enter  into  a  management  or  investment  advisory  contract  or underwriting  contract and other contracts with, and may otherwise do business with  any  manager  or  investment  adviser  for the  Trust  and/or  principal underwriter  of the Shares of the Trust or any  subsidiary or affiliate of any such  manager or  investment  adviser  and/or  principal  underwriter  and may permit  any such firm or  corporation  to enter  into any  contracts  or other arrangements  with  any  other  firm  or  corporation  relating  to the  Trust notwithstanding  that the  Trustees  of the Trust may be  composed  in part of partners,  directors,  officers or employees of any such firm or  corporation, and  officers  of the  Trust  may  have  been  or may be or  become  partners, directors,  officers or employees of any such firm or corporation,  and in the absence of fraud the Trust and any such firm or  corporation  may deal  freely with each other,  and no such  contract or  transaction  between the Trust and any such  firm or  corporation  shall be  invalidated  or in any way  affected thereby,  nor shall any Trustee or officer of the Trust be liable to the Trust or to any Shareholder or creditor  thereof or to any other person for any loss incurred by it or him solely  because of the existence of any such contract or transaction;  provided  that  nothing  herein  shall  protect any  director or officer of the Trust  against any  liability  to the Trust or to its  security holders  to  which  he  would  otherwise  be  subject  by  reason  of  willful misfeasance,  bad faith,  gross negligence or reckless disregard of the duties involved in the conduct of his office.

            (c)   As used in this  paragraph  the  following  terms shall have the meanings set forth below:

                  (i)   the  term  "indemnitee"  shall  mean  any  present  or
former  Trustee,  officer  or  employee  of the Trust,  any  present or former
Trustee,   partner,   Director  or  officer  of  another  trust,  partnership,
corporation or association  whose securities are or were owned by the Trust or of which  the  Trust is or was a  creditor  and who  served  or serves in such
capacity   at  the   request   of  the  Trust,   and  the  heirs,   executors,
administrators,  successors  and  assigns  of any of the  foregoing;  however, whenever  conduct by an  indemnitee  is referred to, the conduct shall be that
of  the  original   indemnitee  rather  than  that  of  the  heir,   executor,
administrator, successor or assignee;

                  (ii)  the  term   "covered   proceeding"   shall   mean  any
threatened,  pending or completed action,  suit or proceeding,  whether civil, criminal,  administrative or investigative, to which an indemnitee is or was a party  or is  threatened  to be made a party  by  reason  of the fact or facts under which he or it is an indemnitee as defined above;

                  (iii) the  term  "disabling   conduct"  shall  mean  willful
misfeasance,  bad faith,  gross negligence or reckless disregard of the duties involved in the conduct of the office in question;

                  (iv)  the  term  "covered   expenses"  shall  mean  expenses
(including attorney's fees),  judgments,  fines and amounts paid in settlement actually  and  reasonably  incurred  by an  indemnitee  in  connection  with a covered proceeding; and

                  (v)   the term  "adjudication  of liability"  shall mean, as
to any covered proceeding and as to any indemnitee,  an adverse  determination as to the indemnitee  whether by judgment,  order,  settlement,  conviction or upon a plea of nolo contendere or its equivalent.

            (d)   The  Trust  shall  not  indemnify  any  indemnitee  for  any covered  expenses in any covered  proceeding if there has been an adjudication of  liability  against  such  indemnitee  expressly  based  on  a  finding  of disabling conduct.

            (e)   Except as set forth in paragraph (d) above,  the Trust shall indemnify  any  indemnitee  for covered  expenses  in any covered  proceeding, whether or not there is an  adjudication  of liability as to such  indemnitee, such  indemnification  by  the  Trust  to be to  the  fullest  extent  now  or hereafter  permitted  by any  applicable  law  unless  the  By-laws  limit  or restrict the  indemnification  to which any  indemnitee  may be entitled.  The
Board of Trustees may adopt by-law provisions to implement  subparagraphs (c),
(d) and (e) hereof.

            (f)   Nothing  herein  shall be deemed to affect  the right of the
Trust and/or any indemnitee to acquire and pay for any insurance  covering any or all indemnities to the extent  permitted by applicable law or to affect any other  indemnification  rights to which any  indemnitee may be entitled to the extent  permitted by  applicable  law.  Such rights to  indemnification  shall not,  except as  otherwise  provided by law, be deemed  exclusive of any other rights to which such  indemnitee  may be entitled  under any statute,  By-Law, contract or otherwise.

      13.   The Trustees  are  empowered,  in their  absolute  discretion,  to establish the bases or times,  or both,  for  determining  the net asset value per  Share of any  Class and  Series  in  accordance  with the 1940 Act and to authorize the voluntary  purchase by any Class and Series,  either directly or through  an agent,  of Shares of any  Class  and  Series  upon such  terms and conditions and for such  consideration as the Trustees shall deem advisable in accordance with the 1940 Act.

      14.   Payment  of the net asset  value per Share of any Class and Series properly  surrendered to it for  redemption  shall be made by the Trust within seven days, or as specified in any applicable law or regulation,  after tender of such  stock or  request  for  redemption  to the  Trust  for  such  purpose together with any additional  documentation that may be reasonably required by the Trust or its transfer  agent to evidence the  authority of the tenderor to make  such  request,  plus any  period of time  during  which the right of the holders  of the shares of such  Class of that  Series to require  the Trust to redeem  such  shares  has  been  suspended.  Any such  payment  may be made in portfolio  securities  of such  Class of that  Series  and/or in cash,  as the
Trustees shall deem advisable,  and no Shareholder  shall have a right,  other than as determined by the Trustees, to have Shares redeemed in kind.

      15.   The Trust shall have the right, at any time, without prior notice to the Shareholder to redeem Shares of the Class and Series held by a
Shareholder held in any account registered in the name of such Shareholder for its current net asset value, for any reason, including, but not limited to, (i) the determination that such redemption is necessary to reimburse either that Series or Class of the Trust or the distributor (i.e., principal underwriter) of the Shares for any loss either has sustained by reason of the failure of such Shareholder to make timely and good payment for Shares purchased or subscribed for by such Shareholder, regardless of whether such
Shareholder was a Shareholder at the time of such purchase or subscription,
(ii) the failure of a Shareholder to supply a tax identification number if required to do so, (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to him and subject to and upon such terms and conditions as the Trustees may from time to time prescribe, (iv) pursuant to authorization by a Shareholder to pay fees or make other payments to one or more third parties, including, without limitation, any affiliate of the investment adviser of the Trust or any Series thereof, or (v) if the aggregate net asset value of all Shares of such Shareholder (taken at cost or value, as determined by the Board) has been reduced below an amount established by the Board of Trustees from time to time as the minimum amount required to be maintained by Shareholders.

      ARTICLE EIGHTH - LICENSE
      --------------   -------

      The name  "Oppenheimer"  included  in the name of the  Trust  and of any
Series shall be used pursuant to a  royalty-free,  non-exclusive  license from
OppenheimerFunds,  Inc. ("OFI"),  incidental to and as part of any one or more advisory,  management or  supervisory  contracts  which may be entered into by the Trust with OFI.  Such  license  shall  allow OFI to inspect and subject to the  control of the Board of  Trustees  to control  the nature and  quality of services  offered by the Trust under such name.  The license may be terminated by OFI upon termination of such advisory,  management or supervisory contracts or without  cause upon 60 days'  written  notice,  in which case  neither  the
Trust nor any  Series or Class  shall have any  further  right to use the name
"Oppenheimer"  in its name or otherwise and the Trust,  the  Shareholders  and its  officers  and  Trustees  shall  promptly  take  whatever  action  may  be necessary  to  change  its  name  and  the  names  of any  Series  or  Classes accordingly.

      ARTICLE NINTH - MISCELLANEOUS:
      -------------   -------------

      1.    In case any Shareholder or former  Shareholder shall be held to be personally  liable  solely by reason of his being or having been a Shareholder and not  because  of his acts or  omissions  or for  some  other  reason,  the
Shareholder or former  Shareholder  (or the  Shareholders'  heirs,  executors, administrators or other legal  representatives or in the case of a corporation or other entity,  its corporate or other general  successor) shall be entitled out of the Trust estate to be held harmless from and  indemnified  against all loss and expense  arising from such liability.  The Trust shall,  upon request by the  Shareholder,  assume the  defense of any such claim made  against  any
Shareholder  for any act or  obligation  of the Trust and satisfy any judgment thereon.

      2.    It is hereby  expressly  declared  that a trust is created  hereby and not a partnership, joint stock association,  corporation, bailment, or any other form of a legal  relationship  other than a trust,  as  contemplated  in
Massachusetts  General  Laws  Chapter  182. No  individual  Trustee  hereunder shall have any power to bind the Trust unless so  authorized  by the Trustees, or to personally  bind the Trust's  officers or any  Shareholder.  All persons extending  credit  to,  doing  business  with,  contracting  with or having or asserting any claim  against the Trust or the Trustees  shall look only to the
assets  of  the  appropriate   Series  for  payment  under  any  such  credit,
transaction,   contract  or  claim;  and  neither  the  Shareholders  nor  the
Trustees,  nor any of their agents,  whether past, present or future, shall be personally  liable therefor;  notice of such disclaimer and agreement  thereto shall be given in each  agreement,  obligation or  instrument  entered into or executed  by  Trust or the  Trustees.  There is  hereby  expressly  disclaimed
Shareholder  and Trustee  liability for the acts and obligations of the Trust.
Nothing  in this  Declaration  of Trust  shall  protect a Trustee  or  officer against any  liability  to which such  Trustee or officer  would  otherwise be subject  by reason of willful  misfeasance,  bad faith,  gross  negligence  or reckless  disregard  of the duties  involved  in the  conduct of the office of
Trustee or of such officer hereunder.

      3.    The  exercise  by the  Trustees  of their  powers  and  discretion hereunder in good faith and with reasonable care under the circumstances  then prevailing,  shall  be  binding  upon  everyone  interested.  Subject  to  the provisions of part 2 of this Article  NINTH,  the Trustees shall not be liable for errors of judgment or mistakes of fact or law.  Subject to the  foregoing,
(a) Trustees  shall not be  responsible or liable in any event for any neglect
or  wrongdoing  of  any  officer,   agent,  employee,   consultant,   adviser,
administrator,  distributor or principal  underwriter,  custodian or transfer, dividend disbursing,  Shareholder  servicing or accounting agent of the Trust, nor shall any  Trustee be  responsible  for the act or  omission  of any other
Trustee;  (b) the  Trustees  may take advice of counsel or other  experts with
respect  to  the  meaning  and  operations  of  this   Declaration  of  Trust,
applicable laws,  contracts,  obligations,  transactions or any other business the Trust may enter  into,  and  subject to the  provisions  of part 2 of this
Article  NINTH,  shall  be  under  no  liability  for any act or  omission  in accordance  with such advice or for failing to follow such advice;  and (c) in discharging their duties,  the Trustees,  when acting in good faith,  shall be entitled  to rely upon the  books of  account  of the  Trust and upon  written
reports  made  to  the  Trustees  by  any  officer   appointed  by  them,  any
independent public accountant,  and (with respect to the subject matter of the contract  involved) any officer,  partner or  responsible  employee of a party who has been  appointed  by the  Trustees  or with whom the Trust has  entered into a  contract  pursuant  to  Article  SEVENTH.  The  Trustees  shall not be required to give any bond as such, nor any surety if a bond is required.

      4.    This Trust shall continue  without  limitation of time but subject to the provisions of sub-sections (a) and (b) of this part 4.

            Subject  to  applicable  Federal  and  State  law,  and  except as otherwise  provided in part 5 of this Article  NINTH,  the Trustees,  with the
Majority Vote of  Shareholders  of an affected  Series or Class,  may sell and convey  all or  substantially  all the assets of that  Series or Class  (which sale may be subject to the retention of assets for the payment of  liabilities and  expenses  and may be in the  form of a  statutory  merger  to the  extent permitted by applicable  law) to another  issuer or to another Series or Class of the Trust for a  consideration  which may be or include  securities of such issuer or may merge or consolidate  with any other  corporation,  association, trust, or other  organization or may sell, lease, or exchange all or a portion of the Trust property or Trust property  allocated or belonging to such Series or Class, upon such terms and conditions and for such  consideration  when and as  authorized  by  such  vote.  Such  transactions  may be  effected  through share-for-share  exchanges,  transfers or sale of assets,  shareholder in-kind redemptions and purchases,  exchange  offers,  or any other method approved by the  Trustees.  Upon  making  provision  for the  payment of  liabilities,  by assumption  by such issuer or otherwise,  the Trustees  shall  distribute  the remaining  proceeds among the holders of the outstanding  Shares of the Series or Class,  the assets of which have been so transferred,  in proportion to the relative net asset value of such Shares.

            (b)   Upon  completion  of  the   distribution  of  the  remaining
proceeds or the  remaining  assets as provided  in  sub-section  (a) hereof or pursuant to part 3(d) of Article FOURTH, as applicable,  the Series the assets of which have been so transferred  shall  terminate,  and if all the assets of the  Trust  have  been so  transferred,  the  Trust  shall  terminate  and the
Trustees  shall be  discharged of any and all further  liabilities  and duties hereunder  and the right,  title and interest of all parties shall be canceled and discharged.

      5.    Subject to  applicable  Federal and state law,  the  Trustees  may without the vote or consent of  Shareholders  cause to be  organized or assist
in  organizing  one  or  more  corporations,   trusts,  partnerships,  limited
liability companies,  associations,  or other organization,  under the laws of any  jurisdiction,  to take over all or a portion of the Trust property or all or a portion of the Trust  property  allocated  or belonging to such Series or
Class  or to carry on any  business  in which  the  Trust  shall  directly  or indirectly  have any  interest,  and to sell,  convey and  transfer  the Trust property or the Trust property  allocated or belonging to such Series or Class to any  such  corporation,  trust,  limited  liability  company,  partnership, association,  or organization in exchange for the shares or securities thereof or  otherwise,  and to lend money to,  subscribe  for the shares or securities
of,  and  enter  into  any  contracts  with  any  such   corporation,   trust,
partnership,  limited liability company,  association,  or organization or any corporation,  partnership,  limited liability company, trust, association,  or organization  in which the Trust or such  Series or Class holds or is about to acquire  shares or any other  interest.  Subject  to  applicable  Federal  and state law, the Trustees may also cause a merger or  consolidation  between the
Trust or any  successor  thereto or any Series or Class  thereof  and any such corporation,  trust, partnership,  limited liability company,  association, or other  organization.  Nothing contained herein shall be construed as requiring approval of shareholders  for the Trustees to organize or assist in organizing one or more corporations,  trusts, partnerships,  limited liability companies, associations,  or other organizations and selling,  conveying, or transferring the Trust property or a portion of the Trust property to such  organization or entities;  provided,  however,  that the Trustees shall provide written notice to the affected  Shareholders  of any  transaction  whereby,  pursuant to this part 5,  Article  NINTH,  the  Trust or any  Series  or Class  thereof  sells, conveys,  or transfers all or a  substantial  portion of its assets to another entity or merges or consolidates  with another entity.  Such  transactions may be effected  through  share-for-share  exchanges,  transfer or sale of assets, shareholder in-kind  redemptions and purchases,  exchange offers, or any other approved by the Trustees.

      6.    The  original or a copy of this  instrument  and of each  restated
declaration  of trust or instrument  supplemental  hereto shall be kept at the office of the Trust where it may be  inspected by any  Shareholder.  A copy of this  instrument  and of each  supplemental  or restated  declaration of trust shall be filed with the Secretary of the  Commonwealth  of  Massachusetts,  as
well as any other governmental  office where such filing may from time to time be required.  Anyone  dealing with the Trust may rely on a  certificate  by an officer of the Trust as to whether or not any such  supplemental  or  restated
declarations  of trust have been made and as to any matters in connection with the Trust  hereunder,  and,  with the same effect as if it were the  original, may rely on a copy  certified  by an officer of the Trust to be a copy of this instrument or of any such  supplemental  or restated  declaration of trust. In this instrument or in any such supplemental or restated  declaration of trust, references to this  instrument,  and all expressions  like "herein",  "hereof"
and  "hereunder"  shall be deemed to refer to this  instrument  as  amended or affected by any such  supplemental  or  restated  declaration  of trust.  This instrument may be executed in any number of counterparts,  each of which shall be deemed an original.

      7.    The Trust set forth in this  instrument is created under and is to be governed by and  construed  and  administered  according to the laws of the
Commonwealth  of  Massachusetts.  The  Trust  shall  be of the  type  commonly called a  Massachusetts  business trust,  and without  limiting the provisions hereof,  the Trust may exercise all powers which are  ordinarily  exercised by such a trust.

      8.    In the event that any person advances the organizational  expenses of the Trust,  such  advances  shall become an obligation of the Trust subject to such  terms and  conditions  as may be fixed by, and on a date fixed by, or determined with criteria fixed by the Board of Trustees,  to be amortized over a period or periods to be fixed by the Board.

      9.    Whenever  any  action is taken  under  this  Declaration  of Trust including  action  which is required or permitted by the 1940 Act or any other applicable  law,  such action shall be deemed to have been  properly  taken if such action is in  accordance  with the  construction  of the 1940 Act or such other  applicable  law then in effect as expressed  in "no action"  letters of the staff of the  Commission or any release,  rule,  regulation or order under
the  1940  Act  or  any  decision  of  a  court  of  competent   jurisdiction,
notwithstanding  that any of the foregoing  shall later be found to be invalid or otherwise reversed or modified by any of the foregoing.

      10.   Any action which may be taken by the Board of Trustees  under this
Declaration  of Trust or its By-Laws may be taken by the  description  thereof in the then effective  prospectus  and/or statement of additional  information relating  to the  Shares  under  the  Securities  Act of 1933 or in any  proxy statement of the Trust rather than by formal resolution of the Board.

      11.   Whenever under this  Declaration  of Trust,  the Board of Trustees is permitted or required to place a value on assets of the Trust,  such action may be delegated by the Board,  and/or determined in accordance with a formula determined by the Board, to the extent permitted by the 1940 Act.

     12. The Trustee may, without the vote or consent of the Shareholders, amend or otherwise supplement this Declaration of Trust by executing or authorizing an officer of the Trust to execute on their behalf a Restated  Declaration of Trust or a Declaration of Trust  supplemental  hereto,  which  thereafter shall form a part hereof,  provided,  however, that none of the following amendments shall be effective  unless also  approved  by a Majority  Vote of  Shareholders:  (i) any amendment to parts 1, 3 and 4, Article  FIFTH;  (ii) any  amendment to this part
12,  Article NINTH;  (iii) any amendment to part 1, Article NINTH;  and (iv) any amendment to part 4(a),  Article  NINTH that would  change the voting  rights of
Shareholders  contained  therein.  Any amendment required to be submitted to the
Shareholders that, as the Trustees  determine,  shall affect the Shareholders of any Series or Class shall,  with respect to the Series or Class so affected,  be authorized  by vote of the  Shareholders  of that Series or Class and no vote of
Shareholders  of a Series or Class not affected by the amendment with respect to that Series or Class shall be required.  Notwithstanding  anything  else herein, any  amendment  to  Article  NINTH,  part  1  shall  not  limit  the  rights  to indemnification or insurance provided therein with respect to action or omission or indemnities or Shareholder indemnities prior to such amendment.

      13.   The  captions  used  herein  are  intended  for   convenience   of
reference  only,  and shall not modify or affect in any manner the  meaning or interpretation  of any of the  provisions of this  Agreement.  As used herein, the singular shall include the plural,  the masculine gender shall include the feminine and neuter,  and the neuter  gender shall  include the  masculine and feminine, unless the context otherwise requires.

IN WITNESS  WHEREOF,  the undersigned have executed this instrument as of this
1st day of May 1, 2003.

/s/ William L. Armstrong                      /s/ James C. Swain

------------------------                        ------------------------
William L. Armstrong                              James C. Swain
11 Carriage Lane                                  10040 East Happy Valley Road
Littleton, Colorado 80121                         Lot 63
                                                  Scottsdale, Arizona  85259

/s/ Robert G. Avis                            /s/ Beverly L. Hamilton
------------------------                        -------------------------
Robert G. Avis                                    Beverly L. Hamilton
1706 Warson Estates Drive                         69 Byron Dr.
St. Louis, Missouri 63124                         Avon, Connecticut 06001

/s/ George C. Bowen                          /s/ Robert J. Malone
------------------------                        --------------------------

George C. Bowen                                  Robert J. Malone
10573 Lieter Place                               334 Monroe Street
Lone Tree, Colorado 80124                        Denver, Colorado 80206

/s/ Edward Cameron                             /s/ F. William  Marshall
Jr.
------------------------                        --------------------------
Edward Cameron                                     F. William Marshall Jr.
Spring Valley Road                                 63 South Road
Morristown, New Jersey 07960                       Chebeague Island, Maine 04017

/s/ Jon S. Fossel                            /s/ John V. Murphy
------------------------                        ---------------------------
Jon S. Fossel                                    John V. Murphy
810 Jack Creek Road                              43 Jonquil Lane
Ennis, Montana 59729                             Longmeadow, Massachusetts 01106

/s/ Sam Freedman
------------------------
Sam Freedman
355 Adams Street
Denver, Colorado 80206

N1a/OVAF/org/OVAF(14thDOT)(022403).doc